                                                                   EXHIBIT 10.35
                                                                   -------------

               FIRST AMENDMENT TO COMMERCIAL SECURITY AGREEMENT


     This First Amendment to Commercial Security Agreement (as it may be amended from time to time, the "Security Agreement") is entered into as of February 28, 1994, by and between VISUAL NUMERICS, INC., a Texas corporation (formerly known as IMSL, INC.) (the "Debtor") and FIRST INTERSTATE BANK OF TEXAS, N.A. (together with its successors and assigns, the "Secured Party"). This Amendment amends that certain Commercial Security Agreement dated December 16, 1992, by Debtor in favor of Secured Party and is issued in connection with and pursuant to that certain First Amendment to Second Restated and Amended Loan Agreement of even date herewith, which amends that certain Second Restated and Amended Loan Agreement dated as of December 16, 1992, by and among Debtor, Visual Numerics, Inc. of Colorado and the Secured Party (as it may be amended, modified or restated from time to time, the "Credit Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings provided in the Credit Agreement.

     NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

     Section 1.  Affirmation of Security Interest and Ratification of Prior
                 ----------------------------------------------------------
Liens.  Debtor hereby ratifies, confirms, renews and extends the liens and
-----
security interests in the Collateral created by the Security Agreement as amended hereby and acknowledges, confirms and agrees that any and all liens and security interests created thereby continue in full force and effect and that the Collateral described in the Security Agreement, as amended hereby, is unimpaired.

     Section 2.  Amendments.  The Security Agreement is amended hereby as
                 ----------
follows:

          (a) The Security Agreement is amended by inserting a new clause (xiii) under the definition of "Collateral" under Section B immediately following the end of clause (xii) and renumbering the existing clause "(xiii)" to "(xiv)" as follows:

          "(xiii) all Assigned Agreements, including without limitation, those agreements listed on Schedule VII hereto, as it may be amended from time to
                     ------------
time."

          (b) The Security Agreement is hereby further amended by inserting the following definition immediately following the definition of Accounts and prior to the definition of Chattel Paper as follows:

          "Assigned Agreements.  All written agreements ("Assigned Agreements")
           -------------------
executed or to be executed by Debtor granting any right to any third party to distribute or market any Copyright, License, Patent, Trademark, or Trade Secret held by Debtor together with all monies and claims for monies which might arise out of such agreements, all claims, rights, powers, privileges and remedies of Debtor thereunder and, to the extent not included in the foregoing, any and all Proceeds of the foregoing."

          (c) The Security Agreement is hereby further amended by deleting the second paragraph of the definition of "Fixtures" and inserting the following paragraph:

          "The record owner of the real estate is Houston Growth Associates, an Ohio Limited Partnership and Douglas J. Tollett."

          (d) The Security Agreement is hereby further amended by inserting the following provision after the definition of "Trade Secrets" in Section B:

          "As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party's custody or control, including without limitation, deposit account #0470013947, and Debtor's beneficial interest in any other accounts, property or securities in which Debtor's deposit accounts are now or hereafter invested, including money market mutual fund accounts or similar accounts created by Secured Party as agent for Debtor as a vehicle for the short-term investment of deposits (to the extent Debtor's interest therein may be construed as an interest in a `deposit account' or a `security' under applicable law), and all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party's rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Secured Party's rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of setoff to which Secured Party may be entitled."

          (e) The Security Agreement is hereby further amended by inserting new Sections "J" and "K" and relettering the existing Sections J, K, and L to "L", "M", and "N" respectively, as follows:

          "J. ADDITIONAL PROVISIONS REGARDING ASSIGNED AGREEMENTS AND SIMILAR COLLATERAL. The following provisions shall apply to all Assigned Agreements included within the Collateral:

          1. General Representations and Warranties.  Debtor represents and
             --------------------------------------
warrants to Secured Party that (a) Debtor has previously delivered to Secured Party true, correct and complete copies of the Assigned Agreements identified on Exhibit A attached hereto, (b) the Assigned Agreements identified on Exhibit A constitute all Assigned Agreements in which Debtor has an interest, (c) Debtor has full right, power and authority to assign its interest in the Assigned Agreements and Debtor has not assigned or granted a security interest in any of the Assigned Agreements to anyone other than Secured Party, and (d) Debtor's interest in the Assigned Agreements is not subject to any claim, setoff, lien, deduction or encumbrance of any nature.

          2. Retention of Obligations.  Neither this assignment nor any action
             ------------------------
or actions on the part of Secured Party shall constitute an assumption of any obligation on the part of Secured Party under the Assigned Agreements and Debtor shall continue to be liable for all obligations thereunder, Debtor hereby agreeing to perform each and all of its obligations under the Assigned Agreements and to indemnify and hold Secured Party free and harmless from and against any loss, costs, liability or expense (including but not limited to reasonable attorneys' fees and accountants' fees) resulting from any failure of Debtor to so perform.

          3. Rights to Assume Upon Event of Default.  If an Event of Default
             --------------------------------------
occurs under this Security Agreement, Secured Party may, but shall not be obligated to, assume all of the rights and obligations of Debtor under any or all of the Assigned Agreements. Debtor agrees that it will, upon the request of Secured Party from time to time and at any time after an Event of Default has occurred, execute and deliver such documents and instruments as Secured Party or its counsel may deem necessary or desirable to effect the assignment of said Assigned Agreements to Secured Party or its nominee. Such assumption, however, shall not relieve Debtor of its obligations under the Assigned Agreements, and Debtor shall remain liable for all costs and expenses incurred in connection with the performance of its obligations under the Assigned Agreements. If Secured Party shall pay the unpaid amounts due under any Agreement, Secured Party shall thereupon be subrogated to all the contracting party's rights against Debtor with respect to such payment. Under no circumstances shall Secured Party be deemed by any party to have assumed Debtor's rights and obligations under an Assigned Agreement unless and until such written notice is delivered to the contractor in accordance with the foregoing.

          4. Protection of Rights.  Secured Party shall have the right at any
             --------------------
time (but shall have no obligation) to take in its name or in the name of Debtor or otherwise such action as Secured Party may at any time or from time to time determine to be necessary to cure any default under the Assigned Agreements or to protect the rights of Debtor or Secured Party thereunder. Secured Party shall incur no liability to Debtor if any action taken by Secured Party or in its behalf in good faith pursuant to this Security Agreement shall prove to be in whole or in part inadequate or invalid. Debtor agrees to hold Secured Party free and harmless from and against any loss, cost, liability or expense (including but not limited to the fees and disbursements of attorneys and their staff and accountants' fees and disbursements) to which Secured Party may be exposed, or that Secured Party may incur, in exercising any of its rights under this Security Agreement.

          5. Power of Attorney.  Debtor hereby irrevocable constitutes and
             -----------------
appoints Secured Party its true and lawful attorney-in-fact in Debtor's name or in Secured Party's name or otherwise to enforce all rights of Debtor under the Assigned Agreements, and, or, to transfer the Assigned Agreements to Secured Party pursuant to Paragraph 3 of this Section J. It is hereby recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable.

          6. Future Assigned Agreements.  Debtor shall deliver to Secured Party
             --------------------------
a true and correct copy of each Agreement and amendment thereof promptly after it has been executed and delivered by the parties thereto.

          7. Disposition.  Debtor will not enter into any other security
             -----------
agreement covering the Assigned Agreements and will not permit any other financing statement covering the same to be on file so long as any of the Obligations remain unpaid, except any such security agreement or financing statement in favor of Secured Party. Debtor will not sell or offer to sell or transfer any Assigned Agreements or rights under Assigned Agreements as long as the Obligations remain unpaid.

          8. Maintenance of Assigned Agreements.  Debtor, at its expense, shall
             ----------------------------------
perform and observe all terms and provisions of the Assigned Agreements to be performed and observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, take all action to such end as may be requested from time to time by Secured Party and furnish to Secured Party promptly upon receipt thereof copies of all notices, requests and other documents received by Debtor under or pursuant to the Assigned Agreements. Debtor shall not, without the prior written consent of Secured Party, cancel or terminate the Assigned Agreements, or consent to or accept any cancellation or termination thereof, amend or otherwise modify the Assigned Agreements in any manner, give any consent, waiver or approval thereunder or waive any default under or breach of any Assigned Agreements.

          9. Receipt of Proceeds in Trust by Debtor.  In the event Debtor shall
             --------------------------------------
receive any moneys, income, payments or benefits attributable or accruing to the Assigned Agreements, Debtor will hold the same in trust for Secured Party and will not commingle the same with any other property or moneys of Debtor and will promptly deliver the same to Secured Party in the form received, such sums to be applied toward the payment of the principal balance of the Obligations, or, in Secured Party's sole discretion, released to Debtor; provided, however, that Debtor may retain, use and dispose of any moneys received before default hereunder from payment of the installments provided for in the Assigned Agreements for any lawful corporate purpose and such moneys shall not constitute part of the moneys held in trust.

          10. Notice to Third Parties.  With regard to any Assigned Agreements
              -----------------------
included within the Collateral, Debtor agrees to notify all other parties to said Assigned Agreements of the interest hereby granted to Secured Party and to obtain from said persons acknowledgements of the interests in favor of Secured Party and to execute and cause said persons to execute any and all acknowledgements, waivers and other agreements in such form and upon such terms as Secured Party may request.

          11. Collection of Accounts and General Intangibles.  In addition to
              ----------------------------------------------
the foregoing, without assuming any rights or obligations under any of the Assigned Agreements, Secured Party shall have the right in its own name or in the name of the Debtor, after default, to require Debtor forthwith to transmit all proceeds of Assigned Agreements not otherwise received in trust hereunder to Secured Party, to notify any and all parties to said Assigned Agreements to make payments thereunder directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due thereunder and to endorse the name of Debtor on all commercial paper given in payment or part payment thereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that Secured Party may deem necessary or appropriate to protect and preserve and realize upon the Assigned Agreements. Secured Party shall have no duty or obligation whatsoever to collect any amounts under the Assigned Agreements, or to take any other action to preserve or protect the Assigned Agreements; however, should Secured Party elect to collect any amounts under the Assigned Agreements or take any other action to protect or preserve same, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith.

          K. ADDITIONAL PROVISIONS REGARDING DEPOSIT ACCOUNTS. The Secured Party may, at any time while the Obligations are outstanding or any commitment to make advances under the Line of Credit is in effect, restrict access by the Debtor to any deposit account of the Debtor maintained at the Secured Party (hereinafter referred to as a "Blocked Account"), including, without limitation, taking any one or more of the following actions with respect to such Blocked Account: (i) refusing to permit the Debtor to make withdrawals of funds from a Blocked Account or transfers from a Blocked Account to another deposit account of the Debtor, (ii) dishonoring any check or draft presented on a Blocked Account (whether or not said check or draft is otherwise properly payable), and (iii) failing to honor any agreement (including that certain Cash Management Services Agreement--Money Fund Sweep Service Terms) with Debtor to credit Debtor's deposit account with the proceeds of Debtor's beneficial interest in any money market mutual fund account or similar account (each a `Fund Account') created by Secured Party as agent for Debtor as a vehicle for the short-term investment of deposits (in which event Debtor's beneficial interest in the Fund Account shall be deemed to be the Blocked Account for all purposes of this Agreement). The Secured Party shall have no liability to the Debtor for any damages, direct or indirect, incidental or consequential, proximately caused by dishonor of any check or draft presented on a Blocked Account after said deposit account becomes a Blocked Account (or for any such damages which are proximately caused by any Fund Account becoming a Blocked Account). The Secured Party may take any such action at its sole discretion, before or after the occurrence of an Event of Default, and without giving prior notice thereof to the Debtor or any of the Guarantors, it being understood and agreed that the purpose hereof is to permit the Secured Party to perfect and protect its contractual security interests in, liens on and pledges of any and all deposit accounts (including Debtor's beneficial interest in any Fund Account, to the extent such interest may be construed as an interest in a `deposit account' or a `security' under applicable law) now or hereafter maintained by the Debtor at the Secured Party, which security interests are hereby ratified and confirmed in all respects; provided, however, that the Secured Party shall use reasonable efforts to give notice to the Debtor within a reasonable time after taking any such action, but the Secured Party shall have no liability to the Debtor or any other Person for failure to do so. Secured Party may hold any and all funds on deposit in any Blocked Account (including Debtor's beneficial interest in any

Fund Account which becomes a Blocked Account) as additional Collateral for the Obligations, or apply all or a portion of said funds to payment of the Obligations, in such order or manner as the Secured Party may determine in its sole discretion. Secured Party may at any time and from time to time release funds from any Blocked Account to the Debtor in such amounts, if any, as Secured Party may determine in its sole discretion, but any partial release of funds from a Blocked Account shall not constitute a release of any remaining funds on deposit in the Blocked Account or a termination of the status of the deposit account as a Blocked Account. This Agreement shall be cumulative of any other agreement, arrangement or understanding between the Debtor and the Secured Party respecting the Debtor's deposit accounts (including, without limitation, the Cash Management Services Terms and Conditions, and Exhibits and attachments thereto), and in the event of any conflict between this Agreement and any such other agreement, arrangement or understanding this Agreement shall control."

          (e) The Schedules I, IV and VI to the Security Agreement are amended by deleting the prior Schedules I, IV and VI adding the new Schedules I, IV, VI and VII attached hereto to be made a part of the Security Agreement as if the same had been originally attached thereto.

     Section 3.  Security Interest.  As security for the Obligations Debtor
                 -----------------
hereby assigns, conveys, mortgages, hypothecates, transfers and grants to Secured Party a security interest in an agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment of, as applicable) the Collateral.

     Section 4.  Representations.  Debtor represents and warrants that all of
                 ---------------
the representations and warranties attached contained in the Security Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, except (i) such representations that relate solely to an earlier date and that were true and correct on such earlier date, and (ii) the breach or inaccuracy of representations and warranties about which Secured Party has been notified in writing prior to the date of this Amendment.

     Section 5.  Continued Force and Effect.  Debtor ratifies and confirms that,
                 --------------------------
except as specifically amended herein, all of the terms and conditions of the Security Agreement and all documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms and the Collateral is unimpaired by this Amendment. All of the terms used herein have the same meanings as set out in the Security Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Security Agreement to the "Agreement," the "Security Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Security Agreement as amended through the date hereof.

     Section 6.  Severability.  In the event any one or more provisions
                 ------------
contained in the Security Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 7.  Expenses.  Debtor agrees to pay all out-of-pocket costs and
                 ---------
expenses (including reasonable fees and expenses of legal counsel) of Secured Party in connection with the preparation, operation, administration and enforcement of this Amendment.

     Section 8.  No Waiver.  Debtor agrees that no Event of Default and no
                 ---------
Default has been waived or remedied by the execution of this Amendment, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 9.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed in accordance with the laws of the State of Texas and, to the extend applicable, by federal law.

     Section 10.  Waiver.  As additional consideration to the execution,
                  ------
delivery, and performance of this Amendment by the parties hereto, the Debtor warrants and represents to Secured Party that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Secured Party or any defense to (a) the payment of any obligations and indebtedness under the Term Note, the original Revolving Credit Note and/or the Credit Agreement or (b) the performance by any Person of its respective obligations under the Guaranties and/or the Security Agreements, and in the event any such facts, events, statuses or conditions exist or have existed, whether know or unknown, the Debtor unconditionally and irrevocably waives any and all claims and causes of action against Secured Party and any defenses to its payment and performance obligations in respect to the Term Note, the original Revolving Credit Note, the Credit Agreement, the Guaranties or the Prior Security Agreements. Notwithstanding any provision of this Amendment or the Security Agreement, this Section shall remain in full force and effect and shall survive the delivery of the New Revolving Credit Note and this Amendment, and any and all amendments, modifications, or restatements thereof.

     Section 11.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 12.  Arbitration Program.  The parties agree to be bound by the
                  -------------------
terms and provisions of the current Arbitration Program of the Secured Party which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

     SECTION 13.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE FIRST
                  ------------------
AMENDMENT TO SECOND RESTATED AND AMENDED LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 28th day of February, 1994.


                            VISUAL NUMERICS, INC.


                            By/s/ Robert F. Strosser
                              ---------------------------------
                             Name:
                             Title:

                                              - DEBTOR -


                            FIRST INTERSTATE BANK OF TEXAS, N.A.



                            By/s/ Roger Fruendt
                              ---------------------------------
                             Name:
                             Title:

                                              - SECURED PARTY -

THE STATE OF TEXAS  (S)
                    (S)
COUNTY  OF  HARRIS  (S)


     The foregoing was acknowledged before me on the ___ day of _________, 1994, by __________________________, _________________ of VISUAL NUMERICS, INC., a
Texas corporation, on behalf of said corporation.


                            /s/ Lloyd Corpening
                            ---------------------------------
                                 Notary Public in and for
                                  The State of T E X A S



THE STATE OF TEXAS  (S)
                    (S)
COUNTY  OF  HARRIS  (S)


     The foregoing was acknowledged before me on the ____ day of __________, 1994, by ____________________________, _____________ of FIRST INTERSTATE BANK OF
TEXAS, N.A., a national banking association, on behalf of said association.


                            /s/ Lauren L. Blares
                            ---------------------------------
                                 Notary Public in and for
                                  The State of T E X A S

                                   SCHEDULE I
                                   ----------

                             VISUAL NUMERICS, INC.
                          U.S. COPYRIGHT REGISTRATIONS

                                           Registration            Date of
                                           Number/Serial        Registration/          Original
Copyright Name                                Number               Filing             Applicant
----------------------------------------   -------------        ------------          ---------
IMSL Libraries Version 2                   TXu 492355              10/11/91             IMSL
C/BASE Library Version 1                   Txu 492620              10/11/91             IMSL
Exponent Graphics                          Txu 2886528             07/31/90             IMSL
Exponent Graphics (v1.0)                   TXu 431359              09/29/89             IMSL
SFUN Library                               TXu 397123              09/29/89             IMSL
SFUN/Library (v.21) Users Manual           TXu 387229              09/29/93             IMSL
STAT/Environment and Installation          TXu 397122              09/29/93             IMSL
 Assurance Test (v1.1)
STAT/Library (v1.1)                        TXu 397118              09/29/93             IMSL
STAT/Library (v.1.1) User's Manual         TXu 387350              09/29/89             IMSL
 (Vol. 1, 2, 3)
STAT/PROTRAN (v2.1)                        TXu 407816              02/28/90             IMSL
STAT/PROTRAN (v2.1) User's Manual          TXu 405848              02/28/90             IMSL
PDE/PROTRAN (v2.0)                         TXu 407804              02/28/90             IMSL
PDE/PROTRAN (v.2.0) User's Manual          TXu 405849              02/28/90             IMSL

                                           Registration            Date of
                                           Number/Serial        Registration/          Original
Copyright Name                                Number               Filing             Applicant
----------------------------------------   -------------        ------------          ---------
Exponent Graphics                          TX 2886528                /  /90             IMSL
MATH/PROTRAN (v2.1)                        TXu 407813              02/28/90             IMSL
MATH/PROTRAN (v2.1) User's Manual          TXu 405850              02/28/90             IMSL
Environment and Installation Assurance     TXu 386926              09/29/89             IMSL
 Test Users Guide
SFUN/Environment and Installation          TXu 397119              09/29/93             IMSL
 Assurance Text (v2.1)
IMSL Libraries                             TXu 492355              10/11/93             IMSL
Math/Library special functions             TXu 492763              10/11/93             IMSL
Stat/Library                               TXu 492762              10/11/93             IMSL
C/Base/Library                             TXu 492761              10/11/91             IMSL
Math/Library                               TXu 492760              10/11/91             IMSL
C/Base/Library                             TXu 492620              10/11/91             IMSL
Exponent graphics                          TXu 431359              08/09/90             IMSL
Exponent Graphics                          TXu 2886528             07/31/90             IMSL
imsle8/imslap.                             TXu 407815              02/28/90             IMSL
imslvp.                                    TXu 407814              02/28/90             IMSL
Protran/main                               TXu 407813              02/28/90             IMSL
Interactive documentation                  TXu 407812              02/28/90             IMSL

                                           Registration            Date of
                                           Number/Serial        Registration/          Original
Copyright Name                                Number               Filing             Applicant
----------------------------------------   -------------        ------------          ---------
LP/Protran                                 TXu 405851              02/28/90             IMSL
Math/Protran                               TXu 405850              02/28/90             IMSL
PDE/Protram                                TXu 405849              02/28/90             IMSL
STAT/Protran                               TXu 405848              02/28/93             IMSL
IMSL Libraries                             TXu 405280              02/28/90             IMSL
SFUN.LIB.                                  TXu 397123              09/29/89             IMSL
STAT.EIAT                                  TXu 397122              09/29/89             IMSL
MATH/Library                               TXu 347121              09/29/93             IMSL
MATH/Environment                           TXu 397120              09/29/93             IMSL
SFUN/environment                           TXu 397119              09/29/93             IMSL
STAT/Library                               TXu 397118                                   IMSL
THE I M S L Libraries                      TXu 386928              09/29/89             IMSL
The I M S L Libraries                      TXu 386927              09/29/89             IMSL
Environment and installation assurance     TXu 386926              09/29/89             IMSL
 test
I M S L Math/Library                       TXu 387357              09/29/93             IMSL
I M S L Stat/Library                       TXu 387350              09/29/93             IMSL
SFUN/Library                               TXu 387229              09/29/93             IMSL

                                  SCHEDULE IV
                                  -----------

                                       A.
       VISUAL NUMERICS, INC. REGISTERED U.S. TRADEMARKS AND SERVICE MARKS





                                                 DATE OF
TRADE MARK               REGISTRATION NO.      REGISTRATION
----------------------   ----------------   ------------------
1.  IMSL                 No. 1,276,046      May 1, 1984

2.  IMSL                 No. 1,183,603      December 29, 1981

3.  EXPONENT             No. 1,663,225      November 11, 1991
    GRAPHICS

4.  MATH/LIBRARY         No. 1,728,710      October 27, 1992

5.  IMSL AND DESIGN      No. 1,678,289      February 18, 1992

6.  PROTRAN              No. 1,251,540      September 20, 1983

7.  TWODEPEP             No. 1,175,111      October 27, 1981

8.  TWODEPEP             No. 1,167,063      September 1, 1981

9.  STAT/LIBRARY         No. 1,750,847


SERVICE MARK
------------
1.  IMSL                 No. 1,163,151      July 28, 1981

2.  IMSL                 No. 1,678,900      March 10, 1992

                                       B.
                 VISUAL NUMERICS, INC. PENDING APPLICATIONS FOR
                    U.S. TRADEMARK/SERVICE MARK REGISTRATION



         MARK              SERIAL NO.        FILING DATE
----------------------   --------------   -----------------

1.  VISUAL NUMERICS      No. 74/338,711   December 10, 1992

                                 SCHEDULE VII
                                 ------------

                              ASSIGNED AGREEMENTS

1. Visual Numerics Distributor Agreement effective January 1, 1993, by and between Visual Numerics, Inc. and Visual Numerics Inc. France SARL

2. Royalty Agreement dated July 11, 1991, by and between IMSL, Inc. and IMSL Japan, Inc.

3. License Agreement dated March 1, 1985, by and between Precision Visuals, Inc. and Precisions Visuals International Limited